UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  10/06/2008

StellarOne Corporation
(Exact name of registrant as specified in its charter)

Commission File Number:  000-22283

VA	541829288
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

590 Peter Jefferson Parkway, Suite 250
Charlottesville, VA 22911
(Address of principal executive offices, including zip code)

(434) 964-2211
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.    Results of Operations and Financial Condition

On October 6, 2008, StellarOne Corporation issued a press release announcing problem asset auction results and anticipated loan loss provisioning for third quarter 2008. The text of the press release is included as Exhibit 99.1 to this report.

Item 9.01.    Financial Statements and Exhibits

(d) Exhibits

    99.1    Press Release

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

StellarOne Corporation

Date: October 07, 2008	By:	/s/ Jeffrey W. Farrar
Jeffrey W. Farrar
Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description
EX-99.1	Press Release